Exhibit 10.4

Execution Version

FIRST AMENDMENT TO LETTER AGREEMENT

THIS FIRST AMENDMENT TO LETTER AGREEMENT (this “Amendment”) is made and entered into as of December 5, 2022, by and among (i) EDOC Acquisition Corp., a Cayman Islands exempted company (the “Company”), (ii) Australian Oilseeds Investments Pty Ltd., an Australian private company (“AOI”), (iii) Australian Oilseeds Holdings Limited, upon execution of a joinder agreement to become party to this Agreement (a "Joinder"), a to-be-formed Cayman Islands exempted company (“Pubco”), (iv) American Physicians LLC, a Delaware limited liability company (the “Sponsor”) and (v) the undersigned individuals, each of whom is or was a member of the board of directors and/or the management team of Purchaser (each an “Insider” and collectively, the “Insiders”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Original Agreement (as defined below), and if such term is not defined in the Original Agreement, then in the Business Combination Agreement (as defined below).

RECITALS

WHEREAS, the Company, the Sponsor and the Insiders are parties to that certain Letter Agreement, dated as of November 9, 2020 (the “Original Agreement” and, as amended by this Amendment, the “Letter Agreement”);

WHEREAS, on December 5, 2022, (i) the Company, (ii) the Sponsor, (iii) Pubco, (iv) AOI Merger Sub, a to-be-formed Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“Merger Sub”),(v) AOI, (vi) Gary Seaton, in the capacity thereunder as the Seller Representative, and (vii) the Sellers entered into that certain Business Combination Agreement (as amended from time to time in accordance with the terms thereof, the “Business Combination Agreement”), pursuant to which, among other matters, (a) the Company will merge with and into Merger Sub, with the Company continuing as the surviving entity (the “Merger”), and as a result of which the Company will become a wholly-owned subsidiary of Pubco, and each issued and outstanding security of the Company immediately prior to the Effective Time of the Merger will no longer be outstanding and will automatically be cancelled, in exchange for the right of the holder thereof to receive a substantially equivalent security of Pubco, and (b) Pubco will acquire all of the issued and outstanding ordinary shares of AOI from the Sellers in exchange for ordinary shares of Pubco, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of applicable Law;

WHEREAS, the parties have executed and delivered this Amendment simultaneously with the execution and delivery of the Business Combination Agreement, which shall become effective at the Closing automatically and without any further action of any parties;

WHEREAS, the parties hereto desire to amend the Original Agreement to have Pubco assume, and the Company assign, certain rights and obligations of the Company thereunder with respect to the Pubco Securities to be issued at the Closing in exchange for the ordinary shares, warrants and rights of the Company;

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Assignment to and Assumption by Pubco of the Original Agreement. The parties hereby agree to add Pubco as a party to the Letter Agreement. The parties further agree that, from and after the Closing, (i) all of the rights and obligations of the Company under the Original Agreement relating to periods from and after the Closing are hereby assigned and delegated to and assumed by Pubco as the “Company” party thereto, and (ii) all references to the Company under the Original Agreement relating to periods from and after the Closing shall instead be a reference to Pubco. By executing this Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Original Agreement from and after the Closing as the “Company” party thereto.

2. Further Amendments to Original Agreement. The Parties hereby agree that all references to Class A Ordinary Shares and Warrants in the Original Agreement shall from and after the effectiveness of this Amendment be references to Pubco Ordinary Shares and Pubco Warrants, respectively, issued in exchange therefore.

3. Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the Closing. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

4. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Letter Agreement in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Original Agreement, as amended by this Amendment (or as the Letter Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement.

5. Governing Law; Jurisdiction. This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York, New York (or in any appellate courts thereof) (the “Specified Courts”). Each party hereto hereby (i) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at its address of record. Nothing in this Section 5 shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

[Signature Pages Follow]

IN WITNESS WHEREOF, each party hereto has caused this First Amendment to Letter Agreement to be signed and delivered by its duly authorized officer as of the date first above written.

The Company:

EDOC ACQUISITION CORP.

By:	/s/ Kevin Chen
	Name:	Kevin Chen
	Title:	Chief Executive Officer

AOI:

AUSTRALIAN OILSEEDS INVESTMENTS PTY LTD.

By:	/s/ Gary Seaton
	Name:	Gary Seaton
	Title:	Director

Sponsor:

AMERICAN PHYSICIANS LLC

By:	/s/ Xiaoping Becky Zhang
	Name:	Xiaoping Becky Zhang
	Title:	Manager Member

[Signatures pages continue on next page]

[Signature Page to First Amendment to Letter Agreement]

Insiders:

/s/ Kevin Chen
Kevin Chen

/s/ Bob Ai
Bob Ai

/s/ Gang Li
Gang Li

/s/ Yan Michael Li
Yan Michael Li

/s/ Kevin Zheng
Kevin Zheng

[Signature Page to First Amendment to Letter Agreement]

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